[logo]
Tax Free
Fund of
Vermont

Vermont Fund Advisors, Inc.
128 Merchants Row
Rutland, Vermont 05701
1-800-675-3333

Annual
Report to
Shareholders
December 31, 1995
[logo]

                                                               December 31, 1995

To the Shareholders of
Tax Free Fund of Vermont:

Throughout 1995 the municipal bond market turned in an extremely strong performance. The Fund kept pace with the overall bond market results by producing a total calendar year return of 12.65%.

As interest rates in general declined throughout 1995, almost one-half of the Fund's bondholdings at the beginning of 1995 were either called or prerefunded. The Fund's management strategy assumed a continuation of this trend and resulted in the Fund purchasing several significant blocks of bonds which, as of year end 1995, hold the potential for being prerefunded. As 1995 ended, the Fund was well positioned to benefit in 1996 and thereafter from the capital gains which almost invariably accompany such prerefundings.

The implementation of this strategy required a substantial restructuring and repositioning of the portfolio. This effort in large part resulted in an increase in the Fund's turnover ratio from prior years and allowed the Fund to be invested in accordance with its strategy as 1995 ended.

The Fund paid dividends totalling 49 cents per share during 1995, while the Fund's net asset value was $9.96 per share on December 31, 1995 compared to $9.30 on December 31, 1994.

Current shareholders and new investors continued to recognize the investment value of the Fund by increasing the Fund's total net assets by over 20%, to $7.0 million at year end 1995 from $5.8 million at the beginning of the year, this during a time when many municipal bond funds were suffering decreases in total net assets.

The Tax Free Fund of Vermont offers Vermont residents a no load opportunity to earn income free of both federal and Vermont income taxes. We encourage you to call us toll-free or visit our office to discuss any aspect of the Fund's management or operation. In addition, your suggestions, comments and advice are always welcomed. Thank you again for your confidence, investment in and support of the Fund.

Yours truly,

[Signature of John T. Pearson]

John T. Pearson
President

$10,000 Investment in Fund Compared to
Lehman Muni Bond Index

AVERAGE ANNUAL TOTAL RETURN

1 YEAR               12.65%
INCEPTION             5.53%

[Tabular Representation of Line Graph]

                  T/F Fund of Vermont             Lehman Muni Index
                 --------------------            -------------------
 9/18/91              $10,000.00                     $10,000.00
12/31/91              $10,110.00                     $10,389.00
12/31/92              $10,651.00                     $11,198.00
12/31/93              $11,211.00                     $12,565.00
12/31/94              $11,181.00                     $11,915.00
12/31/95              $12,595.00                     $13,995.00

The graph above compares the increase in value of a $10,000 investment in the Tax Free Fund of Vermont, Inc. with the performance of the Lehman Muni Bond Index. The objective of the graph is to permit you to compare the performance of the Fund with the current market and to give perspective to market conditions and investments strategies and techniques pursued by the investment manager that materially affected the performance of the Fund. The Lehman Muni Bond Index reflects reinvestment of dividends but not the expenses of the Fund.

From its inception, the Fund has been managed in accordance with a strategy of producing a high level of income substantially free of both Vermont and federal income taxes while at the same time minimizing fluctuations in the Fund's share price. This strategy has been implemented by investing generally in long term municipal bonds of issuers in Vermont with a portion of the Fund's assets specifically invested in various issues of Vermont Housing Finance Agency bonds ("Housing Bonds"). These Housing Bonds usually carry relatively high yields yet generally fluctuate less in price as a function of changes in interest rates than is the case with other types of municipal bonds. Therefore, as interest rates declined and municipal bond prices rose throughout 1995, the Housing Bonds in the Fund's portfolio increased less in value than other municipal bonds of comparable credit quality and maturity. In 1994 and prior years, the cause and effect was the reverse.

Vermont municipal bonds also are generally of a higher credit quality than similar bonds issued elsewhere nationwide. Accordingly, as interest rates decreased during 1995, the decreases in yield and corresponding increases in principal value of the Fund's portfolio of Vermont municipal bonds were less than the municipal bond market in general.

As a result, during 1995 the Fund modestly underperformed its peer group as well as most municipal bond market indices. In the graph above, the Fund's outstanding performance is demonstrated by the fact that the value of $10,000 invested in the Fund increased at a slightly lesser rate from the prior year compared to the comparative index investment for the same period.

                       [Tait, Weller & Baker Letterhead]
                         [Certified Public Accountants]

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont

We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 18, 1991 (commencement of operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 18, 1991 to December 31, 1991, in conformity with generally accepted accounting principles.



                                             [Signature of Tait, Weller & Baker]

Philadelphia, Pennsylvania
January 31, 1996

TAX FREE FUND OF VERMONT FINANCIAL STATEMENTS DECEMBER 31, 1995

PORTFOLIO OF INVESTMENTS
December 31, 1995


                                                      Maturity     Principal   Market
Municipal Bonds (86.5%)                       Rate      Date        Amount      Value
                                              ----    ---------    --------   -----------
Vermont (86.3%)
Vermont Educational and
   Health Buildings Financing Agency
  1992 Series A Revenue Bond
   (Central Vermont Hospital Project)          7.0%     10/01/22  $  300,000    $  318,375
  1991 Revenue Bond (FHA Insured)
   (Helen Porter Nursing Home Project)          7.1     02/01/31     275,000       298,375
  1994 Revenue Bond
   (St. Johnsbury Academy Project)             7.15     04/15/14   1,115,000     1,205,594
  1994 Revenue Bond
   (St. Johnsbury Academy Project)            7.375     04/15/24     200,000       217,500
  1993 Revenue Bond
   (Champlain College Project)                  6.0     10/01/13     245,000       258,169
  1994 Revenue Bond
   (Landmark College Project)                  7.15     11/01/14     500,000       569,375
Swanton Village, Vermont
  1993 Electric System
   Revenue Bond                                 6.7     12/01/23   1,400,000     1,480,500
Vermont Housing Finance Agency
   Single Family Mortgage-Backed Bond
  1990 Series 2                                 7.3     05/01/25     275,000       289,780
  1989 Series A                                7.85     12/01/29     265,000       280,569
  1988 Series B                                 8.1     06/01/22     325,000       342,875
  1990 Series 1                                 6.8     05/01/25     300,000       309,375
  1994 Series 5                               6.875     11/01/16     100,000       106,750
Chittenden County, Vermont
   Waste District
   1992 General Obligation Bonds                6.6     01/01/12     300,000       327,375
                                                                                  ---------
 Total Vermont Bonds                                                             6,004,612
Puerto Rico (0.2%)
   Puerto Rico Finance Corporation
    1988 Mortgage Revenue Bonds                7.65     10/15/22      15,000        15,000
                                                                                  ---------
    Total investments in securities
      (Cost $5,782,860) (86.5%) (1)                                              6,019,612
    Other assets and liabilities, net
      (13.5%)                                                                      941,120
                                                                                  ---------
    Net assets (100%)                                                           $6,960,732
                                                                                  =========

   (1) The cost of investments for federal income tax purposes amounted to $5,782,860. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 1995 are as follows:

  Gross unrealized appreciation    $
                                     239,854
  Gross unrealized depreciation       (3,102)
                                     ---------
  Net unrealized appreciation       $236,752
                                     =========

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

ASSETS
------
Investments in securities at market value (identified cost $5,782,860) (Note 1-A)          $6,019,612
Cash                                                                                           12,039
Receivable for
 Investments sold                                                                             846,604
 Interest                                                                                      72,104
Prepaid expenses and other assets                                                              38,716
Due from investment advisor                                                                     4,360
                                                                                            ---------
  Total assets                                                                              6,993,435
                                                                                            ---------
LIABILITIES
-----------
Payable for investments purchased                                                              32,234
Accrued expenses                                                                                  469
                                                                                            ---------
  Total liabilities                                                                            32,703
                                                                                            ---------
NET ASSETS
----------
 (Applicable to 699,043 shares outstanding, $.01 par value, 10,000,000 shares
  authorized)                                                                              $6,960,732
                                                                                           ==========
NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
--------------------------------------------------------
  ($6,960,732 /  699,043)                                                                      $9.96
                                                                                               =====
NET ASSETS
----------
At December 31, 1995, net assets consisted of:
 Paid-in capital                                                                           $6,908,324
 Accumulated net realized loss on investments                                                (184,344)
 Unrealized appreciation of investments                                                       236,752
                                                                                           ----------
                                                                                           $6,960,732
                                                                                           ==========

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Year ended December 31, 1995

INVESTMENT INCOME
-----------------
 Income
  Interest                                                 $425,637
                                                            -------
 Expenses
  Investment advisory fees (Note 4)                          45,485
  Printing and postage                                       11,705
  Audit fees                                                 10,000
  Insurance                                                   9,493
  Administrative and shareholder services (Note 4)            8,296
  Portfolio pricing costs                                     2,560
  Custody fees                                                3,471
  Registration fees                                           2,417
  Directors fees and expenses                                 2,457
  Other                                                         965
                                                            -------
  Total expenses                                             96,849
                                                            -------
   Net investment income                                    328,788
                                                            -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
 Net realized loss on investments sold                      (22,154)
 Net change in unrealized appreciation                      447,528
                                                            -------
   Net gain on investments                                  425,374
                                                            -------
    Net increase in net assets resulting from
     operations                                            $754,162
                                                           ========

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1995 and 1994

                                                                       1995         1994
                                                                     ---------   ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
-------------------------------------------------
 Net investment income                                             $  328,788    $  330,114
 Net realized loss on investments                                     (22,154)     (162,190)
 Net change in unrealized appreciation                                447,528      (185,840)
                                                                    ---------    ----------
  Net increase (decrease) in net assets
     resulting from operations                                        754,162       (17,916)
 DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                              (328,788)     (330,114)
  Realized capital gains                                               --            (1,298)
 CAPITAL SHARE TRANSACTIONS (Note 3)
  Increase in net assets resulting from capital share
     transactions                                                     749,279       260,399
                                                                    ---------    ----------
   Total increase (decrease) in net assets                          1,174,653       (88,929)
NET ASSETS
----------
 Beginning of year                                                  5,786,079     5,875,008
                                                                    ---------    ----------
 End of year                                                       $6,960,732    $5,786,079
                                                                   ==========    ==========

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)



                                                                                      September 18,
                                                                                           1991
                                                                                      (Commencement
                                                                                      of Operations)
                                                     Years ended December 31,              to
                                                  -------------------------------      December 31,
                                                1995       1994     1993     1992          1991
                                                -----      -----    -----    -----   ----------------
NET ASSET VALUE
---------------
Beginning of period                             $9.30     $9.86     $9.88     $9.93         $10.00
                                               ------     -----    ------    ------        -------
 Income from investment operations
  Net investment income                           .49       .53       .53       .56            .18
  Net gain (loss) on securities (both
  realized and unrealized)                        .66      (.56)     (.02)     (.05)          (.07)
                                               ------     -----    ------    ------       --------
  Total from investment operations               1.15      (.03)      .51       .51            .11
                                               ------     -----    ------    ------       --------
 Less distributions from
  Net investment income                          (.49)     (.53)     (.53)     (.56)          (.18)
  Realized capital gains                           --        --        --        --             --
                                               ------     -----     -----    ------       ---------
                                                 (.49)     (.53)     (.53)     (.56)          (.18)
                                               ------     -----     -----    ------       --------
 End of period
                                                $9.96     $9.30     $9.86     $9.88         $ 9.93
                                               ======     =====    ======    ======       ========
TOTAL RETURN                                    12.65%     (.27)%    5.26%     5.35%          3.90%(1)
RATIOS/SUPPLEMENTAL DATA
------------------------
 Net assets at end of period (000's)           $6,961    $5,786    $5,875    $2,885           $249
 Ratio of
   Expenses to average net assets                1.49%     1.66%     2.48%     1.25%           .50%(1)
   Net investment income to
    average net assets                           5.06%     5.61%     5.34%     5.77%          6.00%(1)
PORTFOLIO TURNOVER                                182%       44%       61%      172%            49%

((1))Annualized


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1. Summary of Significant Accounting Policies
   ------------------------------------------

The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


A. Security Valuation
   ------------------

Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.


B. Security Transactions and Investment Income
   -------------------------------------------

Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.


C. Income Taxes
   ------------

It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

The Fund has a capital loss carryforward available to offset future capital gains, if any, in the amount of $184,344, of which $109,258 expires in 2002 and $75,086 expires in 2003.


D. Distributions to Shareholders
   -----------------------------

The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.


E. Use of Estimates
   ----------------

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

December 31, 1995

2. Purchases and Sales of Securities
   ---------------------------------

Realized gains and losses are recorded on the specific identification method. Costs of purchases and proceeds from sales of securities for the Fund aggregated $11,506,475 and $11,411,630, respectively.


3. Capital Share Transactions
   --------------------------

Transactions in shares of the Fund for the years ended December 31, 1995 and 1994, were as follows:

                                                      1995                      1994
                                               --------------------   ------------------------
                                               Shares       Amount      Shares         Amount
                                              -------   ----------    --------    -----------
Shares sold                                   122,190   $1,192,833     118,858    $ 1,141,505
Shares issued in reinvestment of dividends     21,900      213,767      23,348        222,615
Shares redeemed                               (67,474)    (657,321)   (115,675)    (1,103,721)
                                              -------   ----------    --------    -----------
Net increase                                   76,616   $  749,279      26,531    $   260,399
                                              =======   ==========    ========    ===========

4. Investment Advisory Fee and Other Transactions with Affiliates
   --------------------------------------------------------------

As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1995.

In addition, the Fund has entered into an Administrative Services
Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1995, administrative services fees paid by the Fund totaled $5,213.

The president, director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund receive no compensation directly from the Fund.

5. Concentration of Credit Risk
   ----------------------------

The Fund invests a substantial portion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.